Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Travis Wachter	John Chang
+ 1 (202) 295-4217	+ 1 (202) 295-4212
twachter@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Second Quarter 2011 Results

Financial and Business Highlights

•                  Service revenue for Q2 2011 of $75.6 million — an increase of 2.9% from $73.5 million for Q1 2011 and an increase of 17.4% from $64.4 million for Q2 2010

•                  Foreign exchange positively impacts revenue growth from Q1 2011 to Q2 2011 by $0.9 million and positively impacts revenue growth from Q2 2010 to Q2 2011 by $2.2 million

•                  EBITDA, as adjusted, of $25.4 million for Q2 2011 - an increase of 4.8% from $24.2 million for Q1 2011 and an increase of 34.6% from $18.9 million for Q2 2010

•                  EBITDA, as adjusted, margin was 33.6% for Q2 2011, 33.0% for Q1 2011 and 29.3% for Q2 2010

•                  27,724 customer connections on the Cogent network at the end of Q2 2011 - an increase of 6.0% from 26,145 customer connections at the end of Q1 2011 and an increase of 18.6% from 23,376 customer connections at the end of Q2 2010

•                  1,669 on-net buildings on the Cogent network at the end of Q2 2011 - an increase of 60 on-net buildings and 3.7% from 1,609 on-net buildings at the end of Q1 2011 and an increase of 166 on-net buildings and 11.0% from 1,503 on-net buildings at the end of Q2 2010

•                  Operating income for Q2 2011 of $8.7 million — an increase of 17.8% from $7.4 million for Q1 2011 and an increase of 190.9% from $3.0 million for Q2 2010

[WASHINGTON, D.C. August 4, 2011] Cogent Communications Group, Inc. (NASDAQ: CCOI) today announced service revenue of $75.6 million for the three months ended June 30, 2011, an increase of 2.9% over $73.5 million for the three months ended March 31, 2011 and an increase of 17.4% over $64.4 million for the three months ended June 30, 2010.

On-net revenue was $58.0 million for the three months ended June 30, 2011 an increase of 2.2% over $56.8 million for the three months ended March 31, 2011 and an increase of 15.4% over $50.3 million for the three months ended June 30, 2010. On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities.

Off-net revenue was $16.8 million for the three months ended June 30, 2011 an increase of 5.2% over $16.0 million for the three months ended March 31, 2011 and an increase of 25.5% over $13.4 million for the three months ended June 30, 2010. Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network.

Non-core revenue was $0.8 million for the three months ended June 30, 2011, $0.7 million for the three months ended March 31, 2011 and $0.8 million for the three months ended June 30, 2010.  Non-core services are legacy services, which Cogent acquired and continues to support but does not actively sell.

Gross profit, excluding equity-based compensation expense, increased 1.5% to $42.5 million for the three months ended June 30, 2011 from $41.8 million for the three months ended March 31, 2011 and increased 20.4% from $35.3 million for the three months ended June 30, 2010.   Gross profit margin, excluding equity-based compensation expense, was 56.2% for the three months ended June 30, 2011, 56.9% for the three months ended March 31, 2011, and 54.8% for the three months ended June 30, 2010.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased 4.8% to $25.4 million for the three months ended June 30, 2011 from $24.2 million for the three months ended March 31, 2011 and increased 34.6% from $18.9 million for the three months ended June 30, 2010.   EBITDA, as adjusted, margin was 33.6% for the three months ended June 30, 2011, 33.0% for the three months ended March 31, 2011, and 29.3% for the three months ended June 30, 2010.

Basic and diluted net income (loss) per share was $0.05 for the three months ended June 30, 2011, $(0.01) for the three months ended March 31, 2011 and $(0.02) for the three months ended June 30, 2010.   A gain of $2.7 million on the release of a lease obligation is included in net income for the three months ended June 30, 2011.

Total customer connections increased 6.0% to 27,724 as of June 30, 2011 from 26,145 as of March 31, 2011 and increased 18.6% from 23,376 as of June 30, 2010. On-net customer connections increased 6.8% to 23,360 as of June 30, 2011 from 21,878 as of March 31, 2011 and increased 21.7% from 19,193 as of June 30, 2010.  Off-net customer connections were 3,759 as of June 30, 2011, 3,642 as of March 31, 2011 and 3,408 as of June 30, 2010.  Non-core customer connections were 605 as of June 30, 2011, 625 as of March 31, 2011 and 775 as of June 30, 2010.

The number of on-net buildings increased by 60 on-net buildings to 1,669 on-net buildings as of June 30, 2011 from 1,609 on-net buildings as of March 31, 2011, and increased by 166 on-net buildings from 1,503 on-net buildings as of June 30, 2010.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on August 4, 2011 to discuss Cogent’s operating results for the second quarter of 2011 and Cogent’s expectations for full year 2011.  Investors and other interested parties may access a live audio webcast of the earnings call under “Events” at the Investor Relations section of Cogent’s website at www.cogentco.com/events.  A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access and point-to-point transport services.  Cogent’s facilities-based, all-optical IP network backbone provides IP services in over 165 markets located in North America and Europe.

Cogent Communications is headquartered at 1015 31st Street, NW, Washington, D.C. 20007.  For more information, visit www.cogentco.com.  Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

Metric ($ in 000’s, except share and per share data) — unaudited	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011
On-Net revenue	$49,635	$50,253	$51,513	$53,602	$56,772	$58,016
% Change from previous Qtr.	-0.1%	1.2%	2.5%	4.1%	5.9%	2.2%
Off-Net revenue	$12,316	$13,370	$14,509	$15,098	$15,951	$16,786
% Change from previous Qtr.	4.5%	8.6%	8.5%	4.1%	5.6%	5.2%
Non-Core revenue (1)	$825	$772	$761	$761	$737	$778
% Change from previous Qtr.	-21.7%	-6.4%	-1.4%	—%	-3.2%	5.6%
Service revenue — total	$62,776	$64,395	$66,783	$69,461	$73,460	$75,580
% Change from previous Qtr.	0.4%	2.6%	3.7%	4.0%	5.8%	2.9%
Network operations expenses (2)	$28,051	$29,129	$30,535	$30,939	$31,633	$33,123
% Change from previous Qtr.	1.6%	3.8%	4.8%	1.3%	2.2%	4.7%
Gross profit (2)	$34,725	$35,266	$36,248	$38,522	$41,827	$42,457
% Change from previous Qtr.	-0.5%	1.6%	2.8%	6.3%	8.6%	1.5%
Gross profit margin (2)	55.3%	54.8%	54.3%	55.5%	56.9%	56.2%
Selling, general and administrative expenses (3)	$17,401	$16,390	$15,964	$15,967	$17,582	$17,049
% Change from previous Qtr.	-1.1%	-5.8%	-2.6%	—%	10.1%	-3.0%
Depreciation and amortization expense	$12,877	$14,099	$14,736	$14,814	$14,791	$14,734
% Change from previous Qtr.	-12.9%	4.7%	4.5%	0.5%	-0.2%	-0.4%
Asset impairment	$594	—	—	—	—	—
% Change from previous Qtr.	100.0%	-100.0%	—	—	—	—
Equity-based compensation expense	$1,165	$1,796	$1,799	$1,877	$2,096	$2,007
% Change from previous Qtr.	-0.9%	54.2%	0.2%	4.3%	11.7%	-4.2%
Operating income	$2,688	$2,981	$3,749	$5,864	$7,358	$8,671
% Change from previous Qtr.	97.5%	10.9%	25.8%	56.4%	25.5%	17.8%

EBITDA, as adjusted (4)	$17,509	$18,880	$20,334	$22,580	$24,247	$25,412
% Change from previous Qtr.	0.7%	7.8%	7.7%	11.0%	7.4%	4.8%
EBITDA, as adjusted margin (4)	27.9%	29.3%	30.4%	32.5%	33.0%	33.6%
Net (loss) income	$(570)	$(883)	$(462)	$2,584	$(278)	$2,115
% Change from previous Qtr.	54.7%	-54.9%	47.7%	659.3%	-110.8%	860.8%
Basic and diluted net (loss) income per common share	$(0.01)	$(0.02)	$(0.01)	$0.06	$(0.01)	$0.05
% Change from previous Qtr.	66.7%	-100.0%	50.0%	700.0%	-116.7%	600.0%
Weighted average common shares — basic	44,464,821	44,525,633	44,585,230	44,646,381	44,731,858	45,021,507
% Change from previous Qtr.	0.5%	0.1%	0.1%	0.1%	0.2%	0.6%
Weighted average common shares — diluted	44,464,821	44,525,633	44,585,230	45,005,387	44,731,858	45,548,725
% Change from previous Qtr.	0.5%	0.1%	0.1%	0.9%	-0.6%	1.8%
Cash provided by operating activities	$15,309	$15,201	$19,001	$21,966	$13,468	$19,154
% Change from previous Qtr.	-6.3%	-0.7%	25.0%	15.6%	-38.7%	42.2%
Capital expenditures	$11,333	$13,188	$16,518	$11,718	$12,842	$13,153
% Change from previous Qtr.	47.0%	16.4%	25.3%	-29.1%	9.6%	2.4%
Customer Connections — end of period
On-Net	18,097	19,193	19,869	20,872	21,878	23,360
% Change from previous Qtr.	5.3%	6.1%	3.5%	5.0%	4.8%	6.8%
Off-Net	3,310	3,408	3,466	3,526	3,642	3,759
% Change from previous Qtr.	2.3%	3.0%	1.7%	1.7%	3.3%	3.2%
Non-Core (1)	830	775	730	648	625	605
% Change from previous Qtr.	-10.3%	-6.6%	-5.8%	-11.2%	-3.5%	-3.2%
Total	22,237	23,376	24,065	25,046	26,145	27,724
% Change from previous Qtr.	4.2%	5.1%	2.9%	4.1%	4.4%	6.0%
Other — end of period
Buildings On-Net	1,475	1,503	1,539	1,579	1,609	1,669
Employees	583	571	566	570	569	584

(1)         Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).

(2)         Excludes equity-based compensation expense of $47, $95, $104, $124, $140 and $126 in the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

(3)         Excludes equity-based compensation expense of $1,118, $1,701, $1,695, $1,753, $1,956 and $1,881 in the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

(4)         See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures. EBITDA, as adjusted, includes net gains from asset related transactions of $185, $4, $50, $25 and $2 in the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

Schedule of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net (loss) income before income taxes, net interest expense, equity-based compensation expense and depreciation and amortization. Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is cash flows provided by operating activities.

EBITDA, as adjusted, represents EBITDA plus gains on asset related transactions. The Company believes EBITDA, as adjusted, is a useful measure of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.

EBITDA and EBITDA, as adjusted, are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, EBITDA is not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of EBITDA and EBITDA, as adjusted, may also differ from the calculation of EBITDA and EBITDA, as adjusted, by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

EBITDA, as adjusted, is reconciled to cash flows provided by operating activities in the table below.

($ in 000’s) — unaudited	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011
Cash flows provided by operating activities	$15,309	$15,201	$19,001	$21,966	$13,468	$19,154
Changes in operating assets and liabilities	(188)	1,031	(1,728)	(1,438)	4,483	(1,708)
Cash interest expense and income tax expense	2,203	2,644	3,011	2,027	6,294	7,966
Gains on asset related transactions	185	4	50	25	2	—
EBITDA, as adjusted	$17,509	$18,880	$20,334	$22,580	$24,247	$25,412

Impact of foreign currencies on sequential quarterly service revenue

($ in 000’s) — unaudited	Q2 2011
Service revenue as reported — Q2 2011	$75,580
Impact of foreign currencies on service revenue	(934)
Service revenue - Q2 2011, as adjusted (1)	$74,646
Service revenue as reported — Q1 2011	$73,460
Increase from Q1 2011 to Q2 2011 - (Service revenue as adjusted for Q2 2011 less service revenue as reported for Q1 2011)	$1,186
Percent increase (Increase from Q1 2011 to Q2 2011 divided by service revenue as reported for Q1 2011)	1.6%

(1)         Service revenue as adjusted is determined by translating the service revenue for the three months ended June 30, 2011 at the average foreign currency exchange rates for the three months ended March 31, 2011. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2011 AND DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT SHARE DATA)

	June 30, 2011	December 31, 2010
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$227,246	$56,283
Accounts receivable, net of allowance for doubtful accounts of $2,602 and $2,464, respectively	26,352	23,702
Prepaid expenses and other current assets	11,135	8,654
Total current assets	264,733	88,639
Property and equipment, net	312,149	280,455
Deposits and other assets - $471 and $462 restricted, respectively	11,014	7,009
Total assets	$587,896	$376,103

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$10,938	$15,979
Accrued liabilities	23,966	19,538
Current maturities, capital lease obligations	8,204	6,143
Total current liabilities	43,108	41,660
Senior secured notes	175,000	—
Capital lease obligations, net of current maturities	127,444	105,562
Convertible senior notes, net of discount of $18,120 and $20,758, respectively	73,858	71,220
Other long term liabilities	6,232	5,860
Total liabilities	425,642	224,302
Commitments and contingencies:
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 46,028,272 and 45,838,510 shares issued and outstanding, respectively	46	46
Additional paid-in capital	487,523	482,737
Accumulated other comprehensive income	4,874	1,044
Accumulated deficit	(330,189)	(332,026)
Total stockholders’ equity	162,254	151,801
Total liabilities and stockholders’ equity	$587,896	$376,103

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2011 AND JUNE 30, 2010
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010
	(Unaudited)	(Unaudited)
Service revenue	$75,580	$64,395
Operating expenses:
Network operations (including $126 and $95 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	33,249	29,224
Selling, general, and administrative (including $1,881 and $1,701 of equity-based compensation expense, respectively)	18,926	18,091
Depreciation and amortization	14,734	14,099
Total operating expenses	66,909	61,414
Operating income	8,671	2,981
Interest income and other, net	298	383
Release of lease obligation	2,739	—
Interest expense	(9,135)	(4,148)
Income (loss) before income taxes	2,573	(784)
Income tax provision	(458)	(99)
Net income (loss)	$2,115	$(883)

Net income (loss) per common share:
Basic and diluted net income (loss) per common share	$0.05	$(0.02)

Weighted-average common shares - basic	45,021,507	44,525,633

Weighted-average common shares - diluted	45,548,725	44,525,633

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND JUNE 30, 2010
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010
	(Unaudited)	(Unaudited)
Service revenue	$149,039	$127,170
Operating expenses:
Network operations (including $266 and $142 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	65,021	57,323
Selling, general, and administrative (including $3,837 and $2,818 of equity-based compensation expense, respectively)	38,465	36,608
Asset impairment	—	594
Depreciation and amortization	29,525	26,975
Total operating expenses	133,011	121,500
Operating income	16,028	5,670
Interest income and other, net	529	762
Release of lease obligation	2,739	—
Interest expense	(16,720)	(8,241)
Income (loss) before income taxes	2,576	(1,809)
Income tax (provision) benefit	(739)	356
Net income (loss)	$1,837	$(1,453)

Net income (loss) per common share:
Basic and diluted net income (loss) per common share	$0.04	$(0.03)

Weighted-average common shares - basic	45,017,518	44,521,667

Weighted-average common shares - diluted	45,575,535	44,521,667

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND JUNE 30, 2010
(IN THOUSANDS)

	Six months Ended June 30, 2011	Six months Ended June 30, 2010
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net cash provided by operating activities	$32,622	$30,510
Cash flows from investing activities:
Purchases of property and equipment	(25,995)	(24,521)
Proceeds from dispositions of assets	2	234
Net cash used in investing activities	(25,993)	(24,287)
Cash flows from financing activities:
Proceeds from issuance of senior secured notes, net	170,512	—
Proceeds from exercises of stock options	155	77
Repayments of capital lease obligations	(7,452)	(8,517)
Net cash provided by (used in) financing activities	163,215	(8,440)
Effect of exchange rate changes on cash	1,119	(1,277)
Net increase (decrease) in cash and cash equivalents	170,963	(3,494)
Cash and cash equivalents, beginning of period	56,283	55,929
Cash and cash equivalents, end of period	$227,246	$52,435

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.  The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the Universal Service Fund; changes in government policy and/or regulation, including net neutrality rules  by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K for the fiscal year ended December 31, 2010 and our quarterly report on Form 10-Q for the quarter ended June 30, 2011, to be filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

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